PRUDENTIAL SMALL CAP VALUE FUND,
a series of Prudential Investment Portfolios 5

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

February 18, 2015

Dear Shareholder:

I am writing to ask you to vote on an important proposal (the "Proposal") whereby all of the assets of Prudential Small Cap Value Fund (the "Prudential Fund"), a series of Prudential Investment Portfolios 5 ("PIP5"), would be acquired by the Target Small Capitalization Value Portfolio (the "Target Portfolio," and together with the Prudential Fund, the "Funds" and each, individually a "Fund"), a series of The Target Portfolio Trust (the "Trust"), and the Target Portfolio would assume all of the liabilities of the Prudential Fund (the "Reorganization"). Each of PIP5 and the Trust is a Delaware statutory trust. The shareholders' meeting (the "Meeting") is scheduled for Monday, May 11, 2015 at 3:00 p.m. Eastern time.

The Board of Trustees of PIP5 has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of the Prudential Fund for their consideration. Although the Trustees have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with identical investment objectives and substantially similar investment policies to those of the Prudential Fund, and will allow you to enjoy a substantially larger asset base over which expenses may be spread.

The accompanying combined prospectus/proxy statement includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail.  Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Internet.  Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Telephone.  Have your proxy card available. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction, future purchases will automatically be made in shares of the Target Portfolio. The Reorganization is expected to occur on or about the close of business on May 15, 2015, if shareholder approval is obtained by the May 11, 2015 meeting date. If the meeting is adjourned, the Reorganization may occur on a different date.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-866-828-6929 toll-free. They will be happy to help you understand the Proposal and assist you in voting.

Stuart Parker
President

PRUDENTIAL SMALL CAP VALUE FUND,
a series of Prudential Investment Portfolios 5

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Prudential Small Cap Value Fund (the "Prudential Fund"), a series of Prudential Investment Portfolios 5 ("PIP5"), a Delaware statutory trust, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102, on Monday, May 11, 2015, at 3:00 p.m. Eastern time, for the following purposes:

1.  To approve or disapprove a Plan of Reorganization under which the Prudential Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Target Small Capitalization Value Portfolio (the "Target Portfolio"), a series of The Target Portfolio Trust (the "Trust"), a Delaware statutory trust, and the Prudential Fund will be dissolved (the "Proposal"). In connection with this proposed transfer and dissolution, whole and fractional shares of each share class of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of the same share class of the Target Portfolio, except that each whole and fractional share of Class B shares of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares of the Target Portfolio and each whole and fractional share of Class Z shares of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of Class T shares of the Target Portfolio, and outstanding shares of the Prudential Fund will be cancelled. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Trustees of PIP5 has fixed the close of business on February 10, 2015 as the record date for the determination of the shareholders of the Prudential Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

Deborah A. Docs
Secretary

Dated: February 18, 2015

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at PIP5's website at www.prudentialfunds.com/fundchanges.

The Board of Trustees of PIP5 recommends that you vote FOR the Proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation	John Smith, President
		c/o John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee	Sarah Clark, Trustee
		u/t/d 7/1/85
C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian
		f/b/o Jessica Wilson UTMA
		New Jersey

PROXY STATEMENT
for
PRUDENTIAL SMALL CAP VALUE FUND, A SERIES OF
PRUDENTIAL INVESTMENT PORTFOLIOS 5
and
PROSPECTUS
for
TARGET SMALL CAPITALIZATION VALUE PORTFOLIO, A SERIES OF
THE TARGET PORTFOLIO TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521
Dated February 18, 2015

Acquisition of the Assets and Assumption of the Liabilities of
Prudential Small Cap Value Fund
By and in Exchange for Shares of Target Small Capitalization Value Portfolio

This combined Proxy Statement and Prospectus ("Prospectus/Proxy Statement") is being furnished to the shareholders of the Prudential Small Cap Value Fund (the "Prudential Fund"), a series of Prudential Investment Portfolios 5 ("PIP5"), a Delaware statutory trust, in connection with the solicitation of proxies by the Board of Trustees of PIP5 for use at a special meeting of shareholders of the Prudential Fund and at any adjournments or postponements thereof (the "Meeting").

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102 on Monday, May 11, 2015 at 3:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about March 6, 2015.

The purpose of the Meeting is for shareholders of the Prudential Fund to vote on a Plan of Reorganization (the "Plan") under which the Prudential Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, Target Small Capitalization Value Portfolio (the "Target Portfolio"), a series of The Target Portfolio Trust (the "Trust"), a Delaware statutory trust, in exchange for shares of the Target Portfolio, which will be distributed to shareholders of the Prudential Fund, and the subsequent cancellation of shares of the Prudential Fund and its liquidation and dissolution (the "Reorganization"). In connection with this proposed transfer and dissolution, whole and fractional shares of each share class of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of the same share class of the Target Portfolio, except that each whole and fractional share of Class B shares of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares of the Target Portfolio and each whole and fractional share of Class Z shares of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of Class T shares of the Target Portfolio. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio. Each of the Prudential Fund and the Target Portfolio is a "Fund" and together they are referred to as the "Funds." The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund."

If the shareholders of the Prudential Fund approve the Plan, they will become shareholders of the Target Portfolio.

The investment objectives of the Funds are identical and the investment policies of the Funds are substantially similar. The investment objective of both the Target Portfolio and the Prudential Fund is to seek above-average capital appreciation. The Target Portfolio seeks to achieve its objective by investing at least 80% of its investable assets in equity and equity-related securities of small-cap companies, defined as companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index. The Prudential Fund seeks to achieve its objective by investing at least 80% of its investable assets in common stocks and securities convertible into common stocks of small-cap companies, also defined as companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase). Although the Prudential Fund and the Target Portfolio are managed by the same subadviser in a manner that is substantially similar in all respects, there are some differences in investment policies and prospectus and SAI disclosure between the two Funds. These differences in the Funds' policies and disclosure are explained in more detail below, but these differences do not affect the subadviser's substantially similar management of the Funds.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Target Portfolio that you should know about before voting. You should retain it for future reference. Additional information about the Target Portfolio and the proposed Reorganization has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The Prospectus for the Target Portfolio, dated September 25, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information ("SAI") for the Target Portfolio, dated September 25, 2014, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated February 18, 2015, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for the Target Portfolio for the fiscal year ended July 31, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Prudential Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Target Portfolio (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), the Target Portfolio's Annual Report to Shareholders for its fiscal year ended July 31, 2014 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Prudential Fund and the Target Portfolio into a single mutual fund. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that the shareholders of the Prudential Fund will not recognize gain or loss upon the exchange of all of their shares of the Prudential Fund solely for shares of the Target Portfolio, as described in this Prospectus/Proxy Statement and the Plan. The Prudential Fund does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted, if any. If the Prudential Fund were to sell its investments in a significant amount in anticipation of the Reorganization, the Prudential Fund could generate capital gains for shareholders if such gains exceeded the Prudential Fund's available capital loss carryforwards.

The Prudential Fund and the Target Portfolio are open-end investment companies that are each organized as a Delaware statutory trust. The Prudential Fund is a series of PIP5 and the Target Portfolio is a series of the Trust.

If the shareholders of the Prudential Fund vote to approve the Plan, the assets of the Prudential Fund will be transferred to, and all of the liabilities of the Prudential Fund will be assumed by, the Target Portfolio. Whole and fractional shares of each share class of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of the same share class of the Target Portfolio, except that Class B shares of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares of the Target Portfolio and each whole and fractional share of Class Z shares of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of Class T shares of the Target Portfolio. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio. After the transfer of assets and exchange of shares has been completed, the Prudential Fund will be liquidated and dissolved. If shareholders approve the Plan, you will cease to be a shareholder of the Prudential Fund and will become a shareholder of the Target Portfolio.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trustees of PIP5 and the Board of Trustees of the Trust have determined that the proposed Reorganization is in the best interests of the Prudential Fund and Target Portfolio, and have also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board of Trustees of PIP5, on behalf of the Prudential Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Prudential Fund at the close of business on February 10, 2015 (the "Record Date") will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Prudential Fund. The approval of the Plan requires the affirmative vote of a 1940 Act Majority (as defined below) of the total outstanding voting shares of the Prudential Fund.

Under the Investment Company Act of 1940, as amended (the "1940 Act"), a majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Prudential Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Prudential Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Prudential Fund (a "1940 Act Majority").

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Policies and Principal Risks of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Target Portfolio, you should read the Prospectus for the Target Portfolio (enclosed as Exhibit B), which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the Target Portfolio's SAI, which is also incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are identical and the investment policies of the Funds are substantially similar. The Funds are managed by the same subadviser in a manner that is substantially similar in all respects. The investment objective of both the Target Portfolio and the Prudential Fund is to seek above-average capital appreciation. The Target Portfolio seeks to achieve its objective by investing at least 80% of its investable assets in equity and equity-related securities of small-cap companies, defined as companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index. The Prudential Fund seeks to achieve its objective by investing at least 80% of its investable assets in common stocks and securities convertible into common stocks of small-cap companies, also defined as companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase). Although there are slight differences in each Fund's stated policy regarding the investment of at least 80% of its investable assets, these differences in policy do not result in any practical differences with respect to the investments made by the Funds. As noted above, the Funds are managed by the same subadviser in a substantially similar manner, including with respect to the types of securities in which each Fund actually invests. Certain other differences in the Funds' stated policies and disclosures are explained in more detail below. The subadviser to both the Target Portfolio and the Prudential Fund is Quantitative Management Associates LLC ("QMA"), an affiliate of the investment manager of both Funds, Prudential Investments LLC (the "Manager" or "PI").

Comparison of Investment Policies

The Prudential Fund and the Target Portfolio are managed by QMA in a manner that is substantially similar in all respects. The Funds have identical investment objectives and substantially similar investment strategies and risk profiles. Because the Target Portfolio is a series of the Trust and the Prudential Fund is a series of PIP5, and because the Funds were each launched at different times, there are some differences between the Funds with respect to investment policies and disclosures that appears in each of their prospectuses and SAIs. This section compares the Funds with respect to those differences in their stated policies and disclosures, but those differences do not result in any practical differences between QMA's management of both Funds.

Each Fund pursues its investment objective through various investment strategies that are employed by QMA. As noted above, the principal investment policies and strategies of each Fund are substantially similar, and are reflected in detail in the table below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.

Policy	The Prudential Fund	The Target Portfolio
Investment Objective	The Prudential Fund seeks above-average capital appreciation.	The Target Portfolio seeks above-average capital appreciation.

Policy	The Prudential Fund	The Target Portfolio
Principal Investments/Small Cap Value

The Prudential Fund normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks of small-cap companies, which the subadviser considers to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase).

The Target Portfolio normally invests at least 80% of the Portfolio's investable assets in equity and equity-related securities of small-cap companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants, or options to purchase common stock. The subadviser considers small cap companies to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase).
While most assets will typically be invested in U.S. equity and equity-related securities, including real estate investment trusts (REITs), the Target Portfolio may also invest in foreign equity and equity related securities.
Foreign Investments

The Prudential Fund may invest up to 20% of its assets in foreign securities, including stocks and other equity-related investments and other investment-grade fixed-income securities of foreign issuers. The Prudential Fund's investments in foreign securities may include issuers located in emerging markets. American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in US markets are not considered to be foreign securities. The Prudential Fund's investments in ADRs, ADSs and other similar receipts or shares may include unsponsored receipts of shares.

The Target Portfolio may invest in foreign equity securities but does not have a specific investment limitation with respect to those securities.
REITs	The Prudential Fund may invest up to 25% of Fund assets in REITs.	The Target Portfolio may invest in REITs but does not have a specific investment limitation with respect to those securities.
Short Sales	The Prudential Fund may invest up to 25% of net assets in short sales.	The Target Portfolio does not invest in short sales.

Policy	The Prudential Fund	The Target Portfolio
Exchange-Traded Funds	The Prudential Fund may invest in exchange-traded funds (ETFs) but does not have a specific investment limitation with respect to those securities.	The Target Portfolio may invest up to 10% of total assets in ETFs.
Debt Obligations	The Prudential Fund may invest up to 20% of its investable assets in debt obligations.

The Target Portfolio may invest in debt obligations but does not have a specific investment limitation with respect to those securities, although it is also, in effect, limited by its policy to invest 80% of its investable assets in equity and equity-related securities and securities convertible into equity securities of small-cap companies.

Performance Benchmark	Russell 2000 Value Index Russell 2000 Index	Russell 2000 Value Index Russell 2000 Index
Portfolio Turnover	89%	42%
Securities Lending

The Prudential Fund may lend its portfolio securities up to 33 1/3% of the Prudential Fund's total assets. Prudential Investment Management, Inc. (PIM), an affiliate of the Prudential Fund's investment manager, serves as securities lending agent for the Prudential Fund, and in that role administers the Prudential Fund's securities lending program. As compensation for these services, PIM receives a portion of any amounts earned by the Prudential Fund through lending securities.

The Target Portfolio may lend its portfolio securities up to 33 1/3% of the Target Portfolio's total assets. PIM, an affiliate of the Target Portfolio's investment manager, serves as securities lending agent for the Target Portfolio, and in that role administers the Target Portfolio's securities lending program. As compensation for these services, PIM receives a portion of any amounts earned by the Target Portfolio through lending securities.

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. The table below compares the principal risks of the Funds.

Principal Risks	The Prudential Fund	The Target Portfolio
Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Funds' investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.	Yes	Yes
Risk of Increase in Expenses. Your actual cost of investing in the Funds may be higher than the expenses shown in the expense tables for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.	Yes	Yes
Equity Securities Risk. The price of a particular stock the Funds own could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Funds invest could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.	Yes	Yes
Small Company Risk. Small company stocks present above-average risks. This means that when stock prices decline overall, the Funds may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.	Yes	Yes
Value Style Risk. Since the Funds follow a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.	Yes	Yes
Market Risk. The securities markets are volatile and the market prices of the Funds' securities may decline. Securities fluctuate in price based on changes in an issuer's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Funds fall, the value of your investment in the Funds will decline.	Yes	Yes

Principal Risks	The Prudential Fund	The Target Portfolio
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.	Yes	Yes
Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. Small capitalization REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs may incur significant amounts of leverage. The Funds' investments in REITs may subject a Fund to duplicate management and/or advisory fees.	Yes	Yes
Foreign Securities Risk. The Prudential Fund's investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Prudential Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Prudential Fund's investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
The Prudential Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. The Prudential Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.	Yes	No. Although the Target Portfolio may invest in foreign equity securities, such transactions are not a principal risk of the Target Portfolio.

Comparison of Other Policies

Temporary Defensive Investments. In response to adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits each Fund's ability to achieve its investment objectives, but may help to preserve each Fund's assets.

Investments in Affiliated Funds. Each Fund may also invest its assets in affiliated money market funds or open-end short-term bond funds. The affiliated funds are registered investment companies under the 1940 Act. Each Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Funds to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in those asset classes, and will subject the Funds to the risks associated with the particular asset class. As a shareholder in the affiliated funds, each Fund will pay its proportional share of the expenses of the affiliated funds. The affiliated funds, however, do not pay a management fee to the Manager. Thus, shareholders of each Fund are not paying management fees for each Fund as well as the affiliated funds. The investment results of the portions of each Fund's assets invested in the affiliated funds will be based on the investment results of the affiliated funds.

Money Market Instruments. Each Fund may hold cash and/or invest in money market instruments, including commercial paper of a US or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the US Government or its agencies or instrumentalities. These obligations may be US dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Exchange-Traded Funds ("ETFs"). Each Fund may invest in securities of ETFs, subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either a mutual fund or unit investment trust that generally holds a portfolio of securities that may include bonds, common stocks, other instruments or a combination of all three and which is designed to provide exposure to the market represented by the portfolio of those securities. Such holdings are subject to any management fees of the mutual fund or unit investment trust. The Target Portfolio may invest up to 10% of total assets in ETFs, while the Prudential Fund does not have a specific limit with respect to ETF investments.

Repurchase Agreements. Each Fund may use repurchase agreements, where a party agrees to sell a security to a Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for a Fund, and is, in effect, a loan by a Fund. Repurchase agreements are used for cash management purposes only.

Convertible Securities. Each Fund may invest in convertible securities, which include convertible preferred stocks, nonconvertible preferred stocks, and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities.

Derivative Strategies. Each Fund may use various derivative strategies to try to improve its returns. Each Fund may also use hedging techniques to try to protect its assets. The Funds cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that it will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. The Funds may use derivatives to try to reduce risk or to increase return consistent with its overall investment objective. The Funds will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Funds' underlying position and this could result in losses to a Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Funds use derivative strategies, it designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the SEC.

Futures Contracts and Related Options. Each Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.

Foreign Currency Forward Contracts. Each Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. Each Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. Each Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Options on Securities and Financial Indexes. Each Fund may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. A Fund will sell only covered options.

US Government Securities. The Funds may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government. Some US Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency or instrumentality and depend entirely on the agency or instrumentality's own resources to repay their debt and are subject to the risk of default like private issuers.

Debt Obligations. The Funds may invest in debt obligations for their appreciation potential. The Prudential Fund may invest in debt obligations issued by US and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Funds may also invest in asset-backed securities from time to time.

Short Sales. The Prudential Fund may make short sales of a security. This means that the Prudential Fund may sell a security that it does not own, which it may do, for example, when the investment subadviser thinks the value of the security will decline. The Prudential Fund generally borrows the security to deliver to the buyers in a short sale. The Prudential Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risks, including potentially unlimited losses. The Prudential Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Prudential Fund will lose money if the price of the security increases between the time of the short sale and the date when the Prudential Fund replaces the borrowed security. The Prudential Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Prudential Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Prudential Fund gives up the opportunity for capital appreciation in the security.

When-Issued and Delayed-Delivery Securities. The Prudential Fund may purchase securities, including money market obligations, bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Prudential Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Prudential Fund does not earn interest income until the date the obligations are expected to be delivered. These types of investments potentially leverage the Prudential Fund, which could magnify losses. The Prudential Fund will segregate liquid assets, marked-to-market daily, with a value equal to any such investments.

Reverse Repurchase Agreements and Dollar Rolls. The Target Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements are considered a borrowing by a fund.

The Target Portfolio also may enter into dollar rolls. In a dollar roll, a fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Target Portfolio forgoes principal and interest paid on the securities. The Target Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Target Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked-to-market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Target Portfolio may decline below the price of the securities the Target Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Target Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Target Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

Investment Restrictions

The following chart sets out the fundamental investment restrictions for each Fund, summarizes the differences between them and provides a brief discussion of the 1940 Act's requirements with respect to such restrictions.

Fundamental Restriction	The Target Portfolio	The Prudential Fund	Differences and Brief Discussion
Borrowing

The Target Portfolio may not issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to

The Prudential Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by exemptive order, SEC releases, no-action letters or similar relief or interpretations (collectively, "the 1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging

There are no materials differences between the Funds' restrictions. The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be

Fundamental Restriction	The Target Portfolio	The Prudential Fund	Differences and Brief Discussion
secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.
For purposes of this restriction, under the 1940 Act, the Portfolio can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Portfolio must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.	transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to the Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
For purposes of this restriction, the Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the Fund's asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.
The Fund has a non-fundamental policy under which it may borrow up to 20% of its total assets (calculated at the time of borrowing).	considered to be borrowings and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.
The Prudential Fund has a non-fundamental policy limiting borrowing to 20% of its total assets.

Fundamental Restriction	The Target Portfolio	The Prudential Fund	Differences and Brief Discussion
Concentration	The Target Portfolio may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.
For purposes of this restriction, the Target Portfolio relies on The North American Industry Classification System, but such reliance is not a fundamental policy of the Target Portfolio. The North American Industry Classification System (NAICS) was developed under the direction and guidance of the Office of Management and Budget (OMB) as the standard for use by Federal statistical agencies in classifying business establishments for the collection, tabulation, presentation, and analysis of statistical data describing the U.S. economy. Use of the standard provides uniformity and comparability in the presentation of these statistical data. NAICS is based on a production-oriented concept, meaning that it groups establishments into industries according to similarity in the processes used to produce goods or services. NAICS replaced the Standard Industrial Classification (SIC) system in 1997.

The Prudential Fund may not purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

There are no material differences between the Funds' restrictions. Neither Fund concentrates its assets in a single industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.

Fundamental Restriction	The Target Portfolio	The Prudential Fund	Differences and Brief Discussion
Underwriter

The Target Portfolio may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolio may purchase restricted securities without limit.

The Prudential Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund may purchase restricted securities without limit.

There are no differences between the Funds' restrictions. The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances.
1940 Act diversification	The Target Portfolio may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by Section 5(b)(1) of the 1940 Act or any successor provision on the requirements applicable to diversified investment companies.
The Target Portfolio may not purchase more than 10% of all outstanding voting securities of any one issuer.

The Prudential Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by the 1940 Act Laws, Interpretations and Exemptions.

Both Funds are classified as "diversified" funds under the 1940 Act. A "diversified" fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund's total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The Target Portfolio's restriction on purchasing more than 10% of the outstanding voting securities of any one issuer is more restrictive than the 1940 Act requirement, because it extends to 100% of the Portfolio's total assets, rather than 75% of the Portfolio's total assets.

Fundamental Restriction	The Target Portfolio	The Prudential Fund	Differences and Brief Discussion
Loans

The Target Portfolio may not make loans, except through (1) repurchase agreements and (2) loans of portfolio securities limited to 33 1/3% of the value of the Portfolio's total assets. For purposes of this limitation on securities lending, the value of the Portfolio's total assets includes the collateral received in the transactions.

The Prudential Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

The Prudential Fund's policy on making loans is less restrictive than that of the Target Portfolio, in that it exempts the acquisition of debt securities in general from what is considered the making of a loan, while the Target Portfolio's fundamental investment restriction exempts only repurchase agreements from what is considered the making of a loan. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more that one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC and the SEC staff frequently treat repurchase agreements as loans.)

Margin purchases

The Target Portfolio may not purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

		The Prudential Fund does not have a fundamental policy regarding the purchase of securities on margin	The 1940 Act does not require funds to have a fundamental policy on the purchase of securities on margin.

Fundamental Restriction	The Target Portfolio	The Prudential Fund	Differences and Brief Discussion
Real estate

The Target Portfolio may not buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

The Prudential Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Prudential Fund's fundamental investment restriction on real estate is less restrictive than the Target Portfolio's, in that it permits the Prudential Fund to exercise rights relating to real estate securities. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities	The Target Portfolio does not have a fundamental policy on investing in commodities.

The Prudential Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

While the Target Portfolio does not have a fundamental policy on commodities, as a practical matter its practices are similar to those of the Prudential Fund in that it does not invest in physical commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Fundamental Restriction	The Target Portfolio	The Prudential Fund	Differences and Brief Discussion
Short sales

The Target Portfolio may not make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

The Prudential Fund does not have a similar fundamental investment restriction, but it does have a non-fundamental investment policy under which it may make short sales of a security up to 25% of its net assets and may make short sales "against the box."

While the Prudential Fund does not have a fundamental policy on short sales, as a practical matter its ability to engage in short sales is essentially similar to that of the Target Portfolio's. The 1940 Act does not require funds to have a policy on short sales.

Investments for control or management	The Target Portfolio may not make investments for the purpose of exercising control or management.	The Prudential Fund does not have a similar policy.	The 1940 Act does not require funds to have a policy on investing for purposes of control or management.

For both Funds, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

As a non-fundamental operating policy, each Fund may not invest in the securities of other investment companies, except that subject to certain restrictions, each Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions.

From time to time, the Target Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Target Portfolio, and the acquisition is determined to be beneficial to the Target Portfolio's shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under the investment restrictions above or any percentage investment limitation of the 1940 Act or rules thereunder, if the Target Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Target Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Target Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

As a matter of non-fundamental operating policy, the Prudential Fund will not purchase rights if as a result the Prudential Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.

PIP5 will provide 60 days' prior written notice to shareholders of a change in the Prudential Fund's non-fundamental policy of investing a certain percentage of its "investable assets" (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by the Prudential Fund's name.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in "qualified publicly traded partnerships" (i.e. partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Certain Federal Tax Consequences of the Reorganization."

Comparison of Organizational Structures

Description of Shares and Organizational Structure

The Prudential Fund and the Target Portfolio each operate pursuant to an Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws. The Prudential Fund and the Target Portfolio are each governed by a Board of Trustees. We refer to each Board of Trustees as a "Board" and sometimes refer separately to "Trustees." We have summarized below certain rights of shareholders of each of the Prudential Fund and the Target Portfolio to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the Declaration of Trust and By-Laws of PIP5 and the Trust for more complete information.

The Prudential Fund

The Prudential Fund is a series of PIP5. PIP5 was organized as a statutory trust in 1999 under the laws of Delaware. PIP5 is a trust fund of the type commonly known as a "statutory trust." Prior to February 16, 2010, PIP5 was known as Strategic Partners Style Specific Funds. PIP5 is comprised of three series: the Prudential Fund, Prudential Jennison Conservative Growth Fund and Prudential Jennison Rising Dividend Fund.

The Strategic Partners Large Capitalization Value Fund, which was a series of PIP5, was reorganized (merged) into the Prudential Jennison Value Fund as of March 2, 2007.

PIP5 is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into three series and six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z shares. Each series of PIP 5 offers only certain of these share classes, as identified in each series' prospectus. Each class of shares represents an interest in the same assets of a series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Q and Class Z, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) Class B shares have a conversion feature, and (5) Class Q shares are offered exclusively for sale to a limited group of investors. In accordance with PIP5's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

Shares of PIP5, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of PIP5 under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Q and Class Z shares, which are not subject to any distribution or services fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a series is entitled to its portion of all of the series' assets after all debt and expenses of the series have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, and Class Q and Class Z shares which are not subject to any distribution and/or service fees, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class Q shareholders.

PIP5 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP5 will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of PIP5's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. PIP5 will render assistance to those shareholders who call such a meeting.

Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by PIP5 for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of certain changes in the investment policies related thereto.

The Target Portfolio

The Target Portfolio is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust.

The shareholders of the Target Portfolio are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of the Target Portfolio are entitled to vote as a class only to the extent required by the provisions of the 1940 Act or when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes of shares of the Target Portfolio. Pursuant to the 1940 Act, shareholders of the Target Portfolio must approve changes in certain investment policies of the Target Portfolio. In accordance with the Trust's Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Target Portfolio is entitled to its portion of all of its assets after all debts and expenses have been paid. The Trust's shares do not have cumulative voting rights for the election of Trustees.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

Shareholder Meetings

Place of Meeting. PIP5 and the Trust may hold shareholder meetings at any place in the United States set by the respective Board.

Record Date. Each Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. PIP5 and the Trust are not required to hold annual meetings of their shareholders in any year in which the election of Trustees is not required to be acted upon under the 1940 Act.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast of the meeting, as required by federal law, including the 1940 Act, shall constitute a quorum for the Funds.

Adjournments. PIP5 and the Trust can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting.

Amendments to Declaration of Trust

PIP5's and the Trust's Boards are each entitled to amend the respective Declaration of Trust without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

PIP5's and the Trust's By-Laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board of Trustees

Number of Members. PIP5's number of Trustees shall be at least one (1) and no more than fifteen (15) as determined from time to time under the Declaration of Trust. The Trust's number of Trustees shall be at least two (2) and no more than fifteen (15) and as determined from time to time under the Declaration of Trust.

Removal of Board Members. The Trustees of PIP5 and the Trust may remove any Trustee with or without cause at any time by an instrument signed by at least two-thirds of the number of Trustees prior to such removal, and any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares.

Board Vacancies. A vacancy on the Board of PIP5 and the Trust may be filled by a majority of the Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees.

Limitation on Liability of Trustees and Officers. The Declarations of Trust of PIP5 and the Trust each provide that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of PIP5 or the Trust, of such Trustee or of any other Trustee, and shall be liable to PIP5 or the Trust and its shareholders solely for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of PIP5 or the Trust.

Indemnification of Directors/Trustees, Officers, Employees and Agents. PIP5's and the Trust's By-Laws each provide that PIP5 and the Trust shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested Trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

PIP5's and the Trust's Declarations of Trust provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of PIP 5 or the Trust of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Under Delaware law, the Target Portfolio shareholders generally have no personal liability for the debts or obligations of the Prudential Fund as a result of their status as shareholders.

Termination and Dissolution

PIP5 and the Trust may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Management of the Funds

Under investment management agreements with each of PIP5 and the Trust on behalf of the Prudential Fund (the "Prudential Fund Management Agreement") and the Target Portfolio (the "Target Portfolio Management Agreement"), PI, located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, manages the Funds' investment operations and administers their business affairs and is responsible for supervising QMA, the subadviser of each of the Funds. Each of the Prudential Fund Management Agreement and the Target Portfolio Management Agreement is a "Management Agreement" and together are referred to as the "Management Agreements." Pursuant to the Management Agreements, PI, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Funds' corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian and transfer agent. The management services of PI to the Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

PI and its predecessors have served as manager or administrator to investment companies since 1987. PI is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of December 31, 2014, PI had total assets under management of approximately $251.6 billion.

PI and the Target Portfolio operate under an exemptive order (the "Order") from the SEC that generally permits PI to enter into or amend agreements with unaffiliated investment subadvisers ("unaffiliated subadvisers") and with certain subadvisers that are affiliates of PI ("affiliated subadvisers") without obtaining shareholder approval. PI also has the discretion to terminate any subadviser and allocate and reallocate the Funds' assets among any other subadvisers (including terminating an unaffiliated subadviser and replacing it with an affiliated subadviser). PI, subject to the approval of the Board, is also able to materially amend an existing subadvisory agreement with any such subadviser without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an unaffiliated or affiliated investment subadviser. Shareholders of the Target Portfolio still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Target Portfolio. The Target Portfolio will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.

Subadvisers and Portfolio Managers.

The Prudential Fund and the Target Portfolio

QMA is the subadviser for both the Target Portfolio and the Prudential Fund.

QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and asset allocation portfolios for institutional and retail clients. As of September 30, 2014, QMA managed approximately $112 billion in assets. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for Fund management are listed below.

John P. Leib, CFA, is a Principal and Portfolio Manager for the QMA Value Equity Team. He joined a predecessor unit in 1987 and has been a portfolio manager since 1988. His responsibilities include portfolio management, analysis, and involvement in the research effort. Mr. Leib earned a BA in Economics and Mathematics from Hamilton College and an MBA in Finance from New York University and holds the Chartered Financial Analyst ("CFA") designation. Mr. Leib is a Portfolio Manager for the Prudential Fund, but not for the Target Portfolio.

Mitchell Stern, PhD, is a Managing Director for QMA and co-Head of Research and Portfolio Management for Value Equity. Since joining QMA in 1997, Mr. Stern has held multiple roles including leading value research and managing large-cap. small-cap, long-short, and derivative portfolios. Previously, he was the lead researcher for Dreman Value Management. Earlier in his career, Mr. Stern was an Assistant Professor of Finance at the University of Tennessee and Fairfield University. Mr. Stern is a Portfolio Manager for both the Prudential Fund and the Target Portfolio.

Stephen Courtney is a Managing Director for QMA and co-Head of Research and Portfolio Management for Value Equity. Prior to joining QMA, Mr. Courtney was a Director at ClearBridge Investments and its predecessor organizations, where he served as a research analyst and portfolio manager for 26 years. He earned a BA in Political Science from Boston College. Mr. Courtney is a Portfolio Manager for both the Prudential Fund and the Target Portfolio.

Deborah D. Woods is a Principal and Portfolio Manager for the QMA Value Equity Team. She joined a predecessor organization in 1979, and has been associated with the value team since 1984. Her responsibilities include portfolio management, analysis and involvement in the research effort. Ms. Woods began her career at Prudential Financial as an industry analyst. She earned a BA in History from Wellesley College. Ms. Woods is a Portfolio Manager for both the Prudential Fund and the Target Portfolio.

Robert Leung, CFA, is a Senior Associate and Portfolio Manager for the QMA Value Equity Team and has been a member of the team since 1996. His responsibilities include portfolio management, analysis, and involvement in the research effort. Mr. Leung began with the team as a Portfolio Analyst/Research Assistant. He earned a BA in Economics from Union College and holds the CFA designation. Mr. Leung is a Portfolio Manager for both the Prudential Fund and the Target Portfolio.

Investment Management Fees

Each of the Prudential Fund Management Agreement and the Target Portfolio Management Agreement provide that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), upon not more than 60 days nor less than 30 days written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PI for each Fund, as well as the investment management fees paid by each Fund to PI for the past fiscal periods set forth below.

The Prudential Fund

Management Fee Rate: 0.70% of average daily net assets.

Fees Paid to PI:

Fiscal year ended July 31, 2014	$1,226,270
Fiscal year ended July 31, 2013	$1,032,063
Fiscal year ended July 31, 2012	$953,782

The Target Portfolio

Management Fee Rate: 0.60% up to $2 billion of average daily net assets, and 0.575% over $2 billion of average daily net assets. Prior to January 15, 2015, the management fee rate for the Target Portfolio was 0.60% of average daily net assets. During 2014, the Target Portfolio changed its fiscal year-end from October 31st to July 31st. The figures shown below are for the fiscal period from November 1, 2013 through July 31, 2014, and the fiscal years ended October 31, 2013, 2012 and 2011.

Fees Paid to PI:

Fiscal period ended July 31, 2014	$8,604,472
Fiscal year ended October 31, 2013	$8,655,977
Fiscal year ended October 31, 2012	$6,457,730
Fiscal year ended October 31, 2011	$5,615,636

If shareholders of the Prudential Fund approve the Plan, upon implementation of the Reorganization, shareholders' net expenses are not expected to increase as a result of the implementation of the Reorganization due to PI's waiver and/or reimbursement of certain fees. PI has contractually agreed to waive and/or reimburse up to 0.01% of its management fees on the Target Portfolio on an annualized basis for the period from the closing date

(as defined below) of the Reorganization through November 30, 2016, to the extent that the Target Portfolio's net operating expenses (exclusive of taxes, interest, distribution (12b-1) fees, and certain extraordinary expenses) exceed 0.68% of the Target Portfolio's average daily net assets on an annualized basis as a result of the Reorganization.

Distribution Plan

PIMS serves as the principal underwriter and distributor for both Funds. Each of the Trust and the Prudential Fund have adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Q, Class T and Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Fund's average daily net assets attributable to Class A shares
Class B	1.00% of the Prudential Fund's average daily net assets attributable to Class B shares
Class C	1.00% of the Fund's average daily net assets attributable to Class C shares
Class Q	None
Class R	0.75% of the Fund's average daily net assets attributable to Class R shares
Class T	None
Class Z	None

•  PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of average daily net assets of the Target Portfolio and the Prudential Fund through November 30, 2016.

•  PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of average daily net assets of the Target Portfolio and the Prudential Fund through November 30, 2016.

•  Class Q, Class T, and Class Z shares are not subject to any distribution or service fees.

•  The Prudential Fund does not offer Class T shares; the Target Portfolio does not currently offer Class B shares or Class Z shares. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, each whole and fractional share of the Prudential Fund will be exchanged for a whole and fractional share of the same class of the Target Portfolio, except that: (i) Class B shares of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares of the Target Portfolio; and (ii) each and whole fractional share of Class Z shares of the Prudential Fund will be exchanged for whole and fractional shares of equal dollar value of Class T shares of the Target Portfolio. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it is the total value of a Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100). As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio.

The price an investor pays for a Fund share is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Funds will compute their NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Funds will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Funds may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Funds have been received or on days on which changes in the value of the Funds' portfolio securities do not materially affect NAV. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price ("NOCP") on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be OTC, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or PI under procedures established by and under the general supervision of each Funds' respective Board.

Under the 1940 Act, each Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI or subadviser (or Valuation Committee or Board) does not represent fair value ("Fair Value Securities"), are valued by the Valuation Committee or Board in consultation with the subadviser or PI, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by PI or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other PI mutual funds; and such other factors as may be determined by the subadviser, PI, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or PI believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or PI believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that PI determines that one or more portfolio securities constitute Fair Value Securities, PI's Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to a Fund's NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one percent or more of a Fund's daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, minutes of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Funds use a service provided by a pricing vendor to fair value foreign Fair Value Securities, which are securities that are primarily traded in non-U.S. markets and subject to a valuation adjustment upon the reaching of a valuation "trigger" determined by the Board. The fair value prices of foreign Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the U.S. market and the non-U.S. market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the NAV per share is determined.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by a Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

Generally, the Funds' futures contracts are valued at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or PI, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, and Class R shares, as applicable, of each Fund's shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C, and Class R shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.

Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. A Fund that invests in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Funds do not knowingly accomodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by shareholders. In an effort to prevent such practices, the Funds' transfer agent monitors trading activity on a daily basis. The Funds have implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into a Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Funds' Chief Compliance Officer ("CCO"). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Funds' transfer agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in a Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, transactions by affiliated mutual funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the Prudential Investments fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into a Fund by a shareholder who has violated this policy. Moreover, a Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to a Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, a Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Funds do not have any arrangements intended to permit trading of their shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares of the Prudential Fund are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class B shares generally are no longer offered for purchase. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. As applicable, the Funds' Class T, Class Q shares, Class R shares and Class Z shares are sold at NAV without an initial sales charge. The Prudential Fund does not offer Class T shares and the Target Portfolio does not offer Class B shares or Class Z shares. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio. The following section provides information regarding purchase, redemption, and exchange for Class C shares of the Target Portfolio.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Trust and PIP5, at NAV per share at the time of exchange without a sales charge. However, the Class T shares of the Target Portfolio may only be exchanged for other Class T shares of the other series of the Trust (since no other funds in the complex offer Class T shares). If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Funds may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market—also known as "market timing"—may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Purchase, Redemption and Exchange Information for Class C Shares of the Target Portfolio

The following relates to the Class C shares of the Target Portfolio. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio.

The Target Portfolio makes Class C shares available to individual investors. The purchase and redemption policies for Class C shares of each Fund are identical. Class C shares of the Target Portfolio are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

The minimum initial and subsequent investment requirements otherwise applicable to Class C shares do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for automatic investment plan (AIP) accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).

If the value of your Class C account with Prudential Mutual Fund Services LLC ("PMFS" or the "Transfer Agent") is less than $10,000, the Target Portfolio will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Target Portfolio, provided that the aggregate value of share classes with the same registration within the Target Portfolio is $10,000 or more, or (viii) clients with assets of $50,000 or more across the Prudential Investments family of mutual funds. For more information, see "Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee" in the Target Portfolio's SAI.

Contingent Deferred Sales Charge ("CDSC")

If you sell Class C shares within 12 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•  Amounts representing shares you purchased with reinvested dividends and distributions,

•  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months, and

•  Amounts representing the cost of shares held beyond the CDSC period (12 months)

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class C shares were held in a money market fund.

Waiver of the CDSC

The CDSC will be waived if the Class C shares are sold:

•  After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;

•  To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account;

•  To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

•  The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Involuntary Redemption of Small Accounts

If the value of your account with PMFS is less than $500 for any reason, we may sell your Class C shares (without charging any CDSC) and close your account. We would do this to minimize the Target Portfolio's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption" in the Target Portfolio's SAI.

Account Maintenance Fee

If the value of your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see "Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee" in the Target Portfolio's SAI.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the Target Portfolio without paying an initial sales charge. If you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the Target Portfolio's SAI.

How to Exchange Your Shares

You can exchange your Class C shares of the Target Portfolio for shares of the same class in certain other Prudential Investments mutual funds—including Prudential MoneyMart Assets (a money market fund)—if you satisfy the minimum investment requirements. After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class C shares were held in Prudential MoneyMart Assets. We may change the terms of any exchange privilege after giving you 60 days' notice.

There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class C shares into Prudential MoneyMart Assets, the time you hold the Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability. Remember, exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the Target Portfolio's SAI.

Telephone Redemptions or Exchanges

You may redeem your Class C shares of the Target Portfolio if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Target Portfolio at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares—Restrictions on Sales" in the Target Portfolio's prospectus for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE. The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Target Portfolio will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Portfolio does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Target Portfolio.

Expedited Redemption Privilege

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds from the sale of Class C shares sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Target Portfolio prior to 4:00 p.m. Eastern time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the Target Portfolio's SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Tax Information

Each Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	Prudential Fund	Target Portfolio
Dividends	Annually	Annually
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

*  Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Target Portfolio that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in the Target Portfolio after the Reorganization for purposes of determining any applicable CDSCs. The fees and expenses below of the pro forma Target Portfolio after the Reorganization are based on estimated expenses of the Target Portfolio during the twelve months ended July 31, 2014.

The Prudential Fund does not offer Class T shares and the Target Portfolio does not currently offer Class B shares or Class Z shares. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio.

"Certain Expenses" are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses.

Shareholder Fees and Operating Expenses*

Class A Shares (for the twelve months ended July 31, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Prudential Fund	The Target Portfolio	Pro Forma Target Portfolio After Reorganization
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Prudential Fund	The Target Portfolio	Pro Forma Target Portfolio After Reorganization
Management Fees	0.70%	0.60%	0.60%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.35%	0.08%	0.10%
= Total annual fund operating expenses	1.35%	0.98%	1.00%
– Fee waiver and/or expense reimbursement(1)(3)(4)	(0.11)%	(0.05)%	(0.06)%
= Net annual fund operating expenses	1.24%	0.93%	0.94%

Class B Shares (for the twelve months ended July 31, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Prudential Fund (Class B)**	The Target Portfolio (Class A)**	Pro Forma Target Portfolio After Reorganization (Class A)**
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.50%	5.50%
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	5.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Prudential Fund (Class B)**	The Target Portfolio (Class A)**	Pro Forma Target Portfolio After Reorganization (Class A)**
Management Fees	0.70%	0.60%	0.60%
+ Distribution (12b-1) Fees	1.00%	0.30%	0.30%
+ Other Expenses	0.35%	0.08%	0.10%
= Total annual fund operating expenses	2.05%	0.98%	1.00%
– Fee waiver and/or expense reimbursement(3)(4)	(0.11)%	(0.05)%	(0.06)%
= Net annual fund operating expenses	1.94%	0.93%	0.94%

Class C Shares (for the twelve months ended July 31, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Prudential Fund	The Target Portfolio***	Pro Forma Target Portfolio After Reorganization
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Prudential Fund	The Target Portfolio***	Pro Forma Target Portfolio After Reorganization
Management Fees	0.70%	0.60%	0.60%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.35%	0.08%	0.10%
= Total annual fund operating expenses	2.05%	1.68%	1.70%
– Fee waiver and/or expense reimbursement(3)(4)	(0.11)%	None	(0.01)%
= Net annual fund operating expenses	1.94%	1.68%	1.69%

Class Q Shares (for the twelve months ended July 31, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Prudential Fund	The Target Portfolio	Pro Forma Target Portfolio After Reorganization
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Prudential Fund	The Target Portfolio	Pro Forma Target Portfolio After Reorganization
Management Fees	0.70%	0.60%	0.60%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.17%	0.04%	0.04%
= Total annual fund operating expenses	0.87%	0.64%	0.64%
– Fee waiver and/or expense reimbursement(3)(4)	None	None	None
= Net annual fund operating expenses	0.87%	0.64%	0.64%

Class R Shares (for the twelve months ended July 31, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Prudential Fund	The Target Portfolio	Pro Forma Target Portfolio After Reorganization
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Prudential Fund	The Target Portfolio	Pro Forma Target Portfolio After Reorganization
Management Fees	0.70%	0.60%	0.60%
+ Distribution (12b-1) Fees	0.75%	0.75%	0.75%
+ Other Expenses	0.35%	0.08%	0.10%
= Total annual fund operating expenses	1.80%	1.43%	1.45%
– Fee waiver and/or expense reimbursement(2)(3)(4)	(0.36)%	(0.25)%	(0.26)%
= Net annual fund operating expenses after fee waiver and/or expense reimbursement	1.44%	1.18%	1.19%

Class T Shares (for the twelve months ended July 31, 2014)

Shareholder Fees (fees paid directly from your investment)

	The Prudential Fund (Class Z)****	The Target Portfolio (Class T)****	Pro Forma Target Portfolio After Reorganization (Class T)****
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	The Prudential Fund (Class Z)****	The Target Portfolio (Class T)****	Pro Forma Target Portfolio After Reorganization (Class T)****
Management Fees	0.70%	0.60%	0.60%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.35%	0.08%	0.10%
= Total annual fund operating expenses	1.05%	0.68%	0.70%
– Fee waiver and/or expense reimbursement(3)(4)	(0.11)%	None	(0.01)%
= Net annual fund operating expenses	0.94%	0.68%	0.69%

*  Your broker may charge you a separate or additional fee for purchase and sale of shares.

**  The Target Portfolio does not offer Class B shares. Since Class B shareholders of the Prudential Fund will receive Class A shares of the Target Portfolio pursuant to the terms of the Reorganization, the information above compares Class B shares of the Prudential Fund to Class A shares of the Target Portfolio.

***  The Target Portfolio does not currently offer Class C shares as of July 31, 2014, and the operating expenses are estimated based on expenses of the Target Portfolio and the distribution fee applicable to Class C shares.

****  The Prudential Fund does not offer Class T shares. Since Class Z shareholders of the Prudential Fund will receive Class T shares of the Target Portfolio pursuant to the terms of the Reorganization, the information above compares Class Z shares of the Prudential Fund to Class T shares of the Target Portfolio.

(1)  The distributor of the Funds has contractually agreed through November 30, 2016 to reduce its distribution and service (12b-1) fees through November 30, 2016 for Class A shares to 0.25% of the average daily net assets of Class A shares of the Funds. This waiver may not be terminated prior to November 30, 2016 without the approval of the Funds' Board of Trustees.

(2)  The distributor of the Funds has contractually agreed through November 30, 2016 to reduce its distribution and service (12b-1) fees through November 30, 2016 for Class R shares to 0.50% of the average daily net assets of Class R shares of the Funds. This waiver may not be terminated prior to November 30, 2016 without the approval of the Funds' Board of Trustees.

(3)  The Manager has contractually agreed to waive and/or reimburse up to 0.15% of its management fee on the Prudential Fund on an annualized basis through November 30, 2016, to the extent that the Prudential Fund's annual operating expenses (exclusive of 12b-1 fees and certain other fees) exceed 0.94% of the Prudential Fund's average net assets. This agreement may not be terminated prior to November 30, 2016 without the approval of the Prudential Fund's Board of Trustees.

(4)  The Manager has contractually agreed to waive and/or reimburse up to 0.01% of its management fee on the Target Portfolio on an annualized basis for the period from the closing date (as defined below) of the Reorganization through November 30, 2016, to the extent that the Target Portfolio's operating expenses (exclusive of taxes, interest, distribution (12b-1) fees, and certain extraordinary expenses) exceed 0.68% of the Target Portfolio's average daily net assets on an annualized basis as a result of the Reorganization. This agreement may not be terminated prior to November 30, 2016 without the approval of the Target Portfolio's Board of Trustees. The information in the above tables is provided as of July 31, 2014. The Pro Forma Target Portfolio after the Reorganization net annual fund operating expenses for the Class A shares, Class C shares, Class Q shares, Class R shares, and Class T shares as of October 31, 2014 based on net assets are 0.93%, 1.68%, 0.64%, 1.18%, and 0.68%, respectively.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Target Portfolio after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. The Prudential Fund does not offer Class T shares; the Target Portfolio does not currently offer Class B shares or Class Z shares. Class B shares of the Prudential Fund will be exchanged for Class A shares of the Target Portfolio and Class Z shares of the Prudential Fund will be exchanged for Class T shares of the Target Portfolio in the Reorganization. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio.

Full Redemption—Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
The Prudential Fund (Class A)	$669	$944	$1,239	$2,076
The Target Portfolio (Class A)	640	840	1,057	1,681
Pro Forma Target Portfolio After Reorganization (Class A)	641	845	1,067	1,705
Class A Shares*	One Year	Three Years	Five Years	Ten Years
The Prudential Fund (Class B)*	$669	$944	$1,239	$2,076
The Target Portfolio (Class A)*	640	840	1,057	1,681
Pro Forma Target Portfolio After Reorganization (Class A)*	641	845	1,067	1,702
Class C Shares**	One Year	Three Years	Five Years	Ten Years
The Prudential Fund (Class C)	$297	$632	$1,093	$2,371
The Target Portfolio (Class C)**	271	530	913	1,987
Pro Forma Target Portfolio After Reorganization (Class C)**	272	535	922	2,008
Class Q Shares	One Year	Three Years	Five Years	Ten Years
The Prudential Fund	$89	$278	$482	$1,073
The Target Portfolio	65	205	357	798
Pro Forma Target Portfolio After Reorganization	65	205	357	798
Class R Shares	One Year	Three Years	Five Years	Ten Years
The Prudential Fund	$147	$531	$941	$2,086
The Target Portfolio	120	428	758	1,692
Pro Forma Target Portfolio After Reorganization	121	433	767	1,713
Class T Shares***	One Year	Three Years	Five Years	Ten Years
The Prudential Fund (Class Z)***	$96	$323	$569	$1,273
The Target Portfolio (Class T)***	69	218	379	847
Pro Forma The Target Portfolio After Reorganization (Class T)***	70	223	389	870

*  Since Class B shareholders of the Prudential Fund will receive Class A shares of the Target Portfolio pursuant to the terms of the Reorganization, the information above compares Class B shares of the Prudential Fund to Class A shares of the Target Portfolio. The Target Portfolio does not offer Class B shares.

**  The Target Portfolio does not currently offer Class C shares as of July 31, 2014 and the expenses above for the Class C shares are based on estimated expenses of the Target Portfolio during the current fiscal period.

***  Since Class Z shareholders of the Prudential Fund will receive Class T shares of the Target Portfolio pursuant to the terms of the Reorganization, the information above compares Class Z shares of the Prudential Fund to Class T shares of the Target Portfolio. The Target Portfolio does not offer Class Z shares.

No Redemption—Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
The Prudential Fund (Class A)	$669	$944	$1,239	$2,076
The Target Portfolio (Class A)	640	840	1,057	1,681
Pro Forma Target Portfolio After Reorganization (Class A)	641	845	1,067	1,705
Class A Shares*	One Year	Three Years	Five Years	Ten Years
The Prudential Fund (Class B)*	$669	$944	$1,239	$2,076
The Target Portfolio (Class A)*	640	840	1,057	1,681
Pro Forma Target Portfolio After Reorganization (Class A)*	641	845	1,067	1,702
Class C Shares**	One Year	Three Years	Five Years	Ten Years
The Prudential Fund (Class C)	$197	$632	$1,093	$2,371
The Target Portfolio (Class C)**	171	530	913	1,987
Pro Forma Target Portfolio After Reorganization (Class C)**	172	535	922	2,008
Class Q Shares	One Year	Three Years	Five Years	Ten Years
The Prudential Fund	$89	$278	$482	$1,073
The Target Portfolio	65	205	357	798
Pro Forma Target Portfolio After Reorganization	65	205	357	798
Class R Shares	One Year	Three Years	Five Years	Ten Years
The Prudential Fund	$147	$531	$941	$2,086
The Target Portfolio	120	428	758	1,692
Pro Forma Target Portfolio After Reorganization	121	433	767	1,713
Class T Shares***	One Year	Three Years	Five Years	Ten Years
The Prudential Fund (Class Z)***	$96	$323	$569	$1,273
The Target Portfolio (Class T)***	69	218	379	847
Pro Forma The Target Portfolio After Reorganization (Class T)***	70	223	389	870

*  Since Class B shareholders of the Prudential Fund will receive Class A shares of the Target Portfolio pursuant to the terms of the Reorganization, the information above compares Class B shares of the Prudential Fund to Class A shares of the Target Portfolio. The Target Portfolio does not offer Class B shares.

**  The Target Portfolio does not currently offer Class C shares as of July 31, 2014 and the expenses above for the Class C shares are based on estimated expenses of the Target Portfolio during the current fiscal period.

***  Since Class Z shareholders of the Prudential Fund will receive Class T shares of the Target Portfolio pursuant to the terms of the Reorganization, the information above compares Class Z shares of the Prudential Fund to Class T shares of the Target Portfolio. The Target Portfolio does not offer Class Z shares.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how each Fund's average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.

The Target Portfolio

Annual Total Returns % (Class T shares)

BEST QUARTER: 18.74% (3rd quarter of 2009) WORST QUARTER: -22.11% (4th quarter of 2008).

Average Annual Total Returns % (as of December 31, 2014)

Return Before Taxes	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class T shares %
Return Before Taxes	5.89	15.10	9.24	N/A
Return After Taxes on Distributions	3.08	13.66	7.79	N/A
Return After Taxes on Distribution and Sale of Fund Shares	5.08	12.04	7.37	N/A
Class Q shares
Return Before Taxes	N/A	N/A	N/A	N/A (9/25/14)
Class R shares %
Return Before Taxes	5.37	14.52	N/A	8.81 (8/22/06)
Class A shares (including sales charges)
Returns Before Taxes	N/A	N/A	N/A	N/A (2/14/14)
Index % (reflects no deduction for fees, expenses or taxes)
Russell 2000 Value Index	4.22	14.26	6.89	N/A
Russell 2000 Index	4.89	15.55	7.77
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Small-Cap Value Funds Average	36.59	14.45	7.45	N/A
Lipper Small-Cap Core Funds Average	36.82	14.41	7.69	N/A

°  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

The Prudential Fund

Annual Total Returns % (Class A shares)(1)

(1)  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver and the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.

BEST QUARTER: 19.63% (3rd quarter of 2009) WORST QUARTER: -22.19% (4th quarter of 2008).

Average Annual Total Returns % (as of December 31, 2014)

	ONE	FIVE	TEN	SINCE
Return Before Taxes	YEAR	YEARS	YEARS	INCEPTION
Class B shares	3.27	14.39	6.38	—
Class C shares	7.02	14.42	6.38	—
Class Q shares	N/A	N/A	N/A	N/A (9/25/14)
Class R shares	8.57	N/A	N/A	13.48 (4/8/11)
Class Z shares	9.09	N/A	N/A	13.83 (4/8/11)
Class A shares % (including sales charges)
Return Before Taxes	2.82	13.92	6.54	—
Return After Taxes on Distributions	-0.63	12.78	5.27	—
Return After Taxes on Distribution and Sale of Fund Shares	2.94	10.97	5.15	—
Index % (reflects no deduction for fees, expenses or taxes)
Russell 2000 Value Index	4.22	14.26	6.89	—
Russell 2000 Index	4.89	15.55	7.77	—
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Small-Cap Value Funds Average	3.49	14.45	7.45	—

°  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

REASONS FOR THE REORGANIZATION

The Trustees of PIP5 and the Trustees of the of the Trust (collectively, the "Trustees"), including all of the Trustees who are not "interested persons" of PIP5 on behalf of the Prudential Fund and all of the Trustees of the Target Portfolio who are not "interested persons" of the Target Portfolio (collectively, the "Independent Trustees"), have unanimously determined that the Reorganization would be in the best interests of the Prudential Fund and the Target Portfolio. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

At a meeting held on December 10, 2014, PI advised the Trustees that, as of October 31, 2014, the Prudential Fund had net assets of approximately $218 million, while the Target Portfolio had assets of approximately $2,090 million at that date. Accordingly, as a result of the Reorganization, shareholders would enjoy a greater asset base over which fund expenses may be spread.

PI advised the Trustees that pro forma expenses for the Combined Fund based on average annual net assets for the 12-month period ended July 31, 2014 and net assets as of October 31, 2014 were lower than the Prudential Fund's. The Board noted that as a result of the implementation of the Reorganization shareholders of the Prudential Fund will become shareholders of the Target Portfolio, which has lower management fees than the Prudential Fund and the same subadvisory fees as the Prudential Fund. The Board also noted that shareholders of the Funds are not expected to be subject to higher annual operating expenses as a result of the Reorganization since PI has contractually agreed to waive and/or reimburse up to 0.01% of its management fee on the Target Portfolio on an annualized basis for the period from the implementation of the Reorganization through November 30, 2016, to the extent that the Target Portfolio's net operating expenses (exclusive of taxes, interest, distribution (12b-1) fees, and certain extraordinary expenses) exceed 0.68% as a result of the Reorganization.

In recommending approval of the Plan, PI advised the Trustees that the Funds are both funds with identical investment objectives, and substantially similar investment restrictions and investment policies. As a result, it is anticipated that the securities held by the Prudential Fund will not be sold in significant amounts in order to facilitate the Reorganization efficiently. However, to the extent dispositions of the Prudential Fund securities are made, such dispositions will result in taxable gains or losses and transaction costs to the Prudential Fund (if the dispositions are made prior to the Reorganization) or to the Target Portfolio (if the dispositions are made after the Reorganization).

The Trustees were also advised that performance for the one and three-year periods ended October 31, 2014, was comparable for the Target Portfolio and the Prudential Fund.

The Trustees also considered that PI and/or its affiliates would pay the costs of the Reorganization, which are currently estimated to be $327,000.

The Trustees, including a majority of Independent Trustees, after considering the matter, unanimously concluded that each the interests of the existing shareholders of each Fund would not be diluted as a result of the Plan and that, for the following reasons, the Plan is in the best interests of the Target Portfolio and the Prudential Fund:

•  The Funds are small capitalization equity funds with identical investment objectives, and substantially similar investment restrictions and investment policies;

•  The Target Portfolio had comparable performance to that of the Prudential Portfolio for the one and three-year periods ended October 31, 2014;

•  If the Reorganization is implemented, net expenses will remain unchanged for shareholders of the Target Portfolio and are expected to decrease for shareholders of the Prudential Fund; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from the Plan.

The Trustees also considered that it is a condition to the closing of the Reorganization that the Prudential Fund and the Target Portfolio receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the Prudential Fund.

Consequently, the Trustees of the Prudential Fund approved the Plan and recommend that shareholders of the Prudential Fund vote to approve the Plan.

For the reasons discussed above, the Board of Trustees of PIP5 on behalf of the Prudential Fund unanimously recommends that you vote FOR the Plan.

If shareholders of the Prudential Fund do not approve the Plan, the Board of the Prudential Fund will consider other possible courses of action for the Prudential Fund, including, among others, consolidation of the Prudential Fund with one or more affiliated funds other than the Target Portfolio, adding one or more new subadvisers, including one or more affiliated subadvisers, replacing the current subadviser with one or more subadvisers, including one or more affiliated subadvisers, or having the Manager manage the assets directly, including dual hatting one or more employees of an affiliated subadviser. In the event that the shareholders of the Prudential Fund do not approve the Plan, PI may consider recommending to the Board and shareholders the liquidation of the Prudential Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. Unlike the proposed Reorganization, a liquidation of the Prudential Fund would result in taxable gains or losses for most shareholders of the Prudential Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of the Prudential Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by the Prudential Fund, including the preparation of certain documents. The Prudential Fund will determine a specific date for the actual Reorganization to take place. The date on which the Reorganization will occur is called the "closing date." The closing date for the Reorganization is expected to occur on or about the close of business on or about May 15, 2015, if shareholders approve the Reorganization at the meeting. If the meeting is adjourned, the closing date may change. If shareholders of the Prudential Fund do not approve the Plan, the Reorganization will not take place and the Board of the Prudential Fund will consider alternative courses of actions, as described above.

If the shareholders of the Prudential Fund approve the Plan, PIP5 will deliver to the Target Portfolio all of the Prudential Fund's assets and the Target Portfolio will assume all of the liabilities of the Prudential Fund on the closing date. The Target Portfolio will issue to the Prudential Fund shares of the Target Portfolio of a value equal to the dollar value of the net assets delivered to the Target Portfolio by the Prudential Fund. The Prudential Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Target Portfolio's shares in the equivalent value and of the equivalent class as such shareholder holds in the Prudential Fund (except that Class B shareholders of the Prudential Fund will receive Class A shares of the Target Portfolio, and Class Z shareholders of the Prudential Fund will receive Class T shares of the Target Portfolio). The Target Portfolio currently does not offer Class C shares. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio. The Prudential Fund will subsequently terminate and dissolve and the Target Portfolio will be the surviving fund. The stock transfer books of the Prudential Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Prudential Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Prudential Fund may amend the Plan without shareholder approval. The Prudential Fund may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the Prudential Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. PI and/or its affiliates will pay such expenses which are estimated to be approximately $327,000.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Proxy Statements	$185,000
Solicitation Expenses	$60,000
Legal Expenses	$65,000
Audit Fees	$17,000
Total Estimated Reorganization Expenses	$327,000

All of the portfolio securities of the Prudential Fund will be transferred in-kind to the Target Portfolio. Accordingly, the Plan will entail little or no expenses in connection with portfolio restructuring.

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that each Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Target Portfolio of the assets of the Prudential Fund in exchange solely for voting shares of the Target Portfolio and the assumption by the Target Portfolio of the liabilities, if any, of the Prudential Fund, followed by the distribution of the Target Portfolio shares received by the Prudential Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Prudential Fund and the Target Portfolio each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  The shareholders of the Prudential Fund will not recognize gain or loss upon the exchange of all of their shares of the Prudential Fund solely for shares of the Target Portfolio, as described in this Prospectus/Proxy Statement and the Plan;

•  No gain or loss will be recognized by the Prudential Fund upon the transfer of its assets to the Target Portfolio in exchange solely for voting shares of the Target Portfolio and the assumption by the Target Portfolio of the liabilities, if any, of the Prudential Fund. In addition, no gain or loss will be recognized by the Prudential Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of the Prudential Fund) (except for certain adjustments that may be required to be made solely as a result of the close of the Prudential Fund's taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Prudential Fund);

•  No gain or loss will be recognized by the Target Portfolio upon the acquisition of the assets of the Prudential Fund in exchange solely for voting shares of the Target Portfolio and the assumption of the liabilities, if any, of the Prudential Fund;

•  The Target Portfolio's tax basis for the assets acquired from the Prudential Fund will be the same as the tax basis of the assets when held by the Prudential Fund immediately before the transfer, and the holding period of such assets acquired by the Target Portfolio will include the holding period of such assets when held by the Prudential Fund (except to the extent that the investment activities of the Target Portfolio reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Prudential Fund's taxable year or on which gain was recognized on the transfer to the Target Portfolio);

•  The Prudential Fund shareholders' tax basis for the shares of the Target Portfolio received by them pursuant to the reorganization will be the same as their tax basis in the Prudential Fund shares exchanged therefor; and

•  The holding period of the Target Portfolio shares received by the shareholders of the Prudential Fund will include the holding period of the Prudential Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Prudential Fund to the Target Portfolio followed by a taxable liquidation of the Prudential Fund, and the shareholders of the Prudential Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Prudential Fund and the fair market value of the shares of the Target Portfolio receive in exchange therefor.

The Prudential Fund has no capital loss carryforwards as of July 31, 2014 and the Target Portfolio has no capital loss carryforwards as of October 31, 2014, their respective last fiscal tax year ends. Sales by the Prudential Fund of portfolio securities prior to the merger may result in realized gains or losses on such securities. Net realized gains (if any) would be distributed to shareholders of the Prudential Fund prior to the merger. Utilization of capital losses may be limited in the Target Portfolio pursuant to Sections 381 through 384 of the Code.

Shareholders of the Prudential Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of the Target Trust Shares

The Trust, organized as a statutory trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust" and is comprised of the following portfolios: Target Large Capitalization Growth Fund, Target Large Capitalization Value Portfolio, Target Small Capitalization Growth Portfolio, Target Small Capitalization Value Portfolio, Target International Equity Portfolio, Target Total Return Bond Portfolio, Target Intermediate-Term Bond Portfolio and Target Mortgage-Backed Securities Portfolio.

The International Bond Portfolio, which was a series of the Trust, was liquidated in June 2010 and no longer exists.

The U.S. Government Money Market Portfolio, which was a series of the Trust, was liquidated in February 2011 and no longer exists.

The shareholders of the Target Portfolio are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of the Target Portfolio are entitled to vote as a class only to the extent required by the provisions of the 1940 Act or as otherwise permitted by the Trustees in their sole discretion.

Pursuant to the 1940 Act, shareholders of the Target Portfolio must approve changes in certain investment policies of the Target Portfolio.

In accordance with the Trust's Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Target Portfolio is entitled to its portion of all of the Target Portfolio's assets after all debts and expenses of the Target Portfolio have been paid. The Trust's shares do not have cumulative voting rights for the election of Trustees.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

The shares of the Target Portfolio that will be distributed to shareholders of the Prudential Fund will have the same legal characteristics as the shares of the Prudential Fund with respect to such matters as accessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of December 26, 2014, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Target Portfolio shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Target Portfolio is likely to be different when the Plan is consummated.

Class A(a)	The Prudential Fund	The Target Portfolio	Pro Forma Adjustments		Pro Forma Target Portfolio After Reorganization (unaudited)
Net assets	$151,888,346	$562,197	$—		$152,450,543
Total shares outstanding	8,275,253	21,799	(2,385,825	)(d)	5,911,277
Net asset value per share	$18.35	$25.79	$—		$25.79

Class C(b)	The Prudential Fund	The Target Portfolio	Pro Forma Adjustments		Pro Forma Target Portfolio After Reorganization (unaudited)
Net assets	$38,254,796	$—	$—		$38,254,796
Total shares outstanding	2,372,354	—	(878,610	)(d)	1,493,744
Net asset value per share	$16.13	$—	$—		$25.61
Class Q	The Prudential Fund	The Target Portfolio	Pro Forma Adjustments		Pro Forma Target Portfolio After Reorganization (unaudited)
Net assets	$11,081,607	$11,291,164	$—		$22,372,771
Total shares outstanding	605,037	438,292	(174,850	)(d)	868,479
Net asset value per share	$18.32	$25.76	$—		$25.76
Class R	The Prudential Fund	The Target Portfolio	Pro Forma Adjustments		Pro Forma Target Portfolio After Reorganization (unaudited)
Net assets	$1,247,139	$159,031,006	$—		$160,278,145
Total shares outstanding	67,947	6,210,486	(19,250	)(d)	6,259,183
Net asset value per share	$18.35	$25.61	$—		$25.61
Class Z/Class T(c)	The Prudential Fund (Class Z)	The Target Portfolio (Class T)	Pro Forma Adjustments		Pro Forma Target Portfolio After Reorganization (unaudited)
Net assets	$16,343,355	$1,974,287,071	$—		$1,990,630,426
Total shares outstanding	891,886	76,646,639	(257,439	)(d)	77,281,086
Net asset value per share	$18.32	$25.76	$—		$25.76

(a)    Pursuant to the terms of the Reorganization, Class B shareholders of the Prudential Fund shall receive Class A shares of the Target Portfolio upon consummation of the Reorganization. The Target Portfolio does not offer Class B shares.

(b)    The Target Portfolio does not currently offer Class C shares. As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio.

(c)    The Prudential Fund does not offer Class T shares. Pursuant to the terms of the Reorganization, Class Z shareholders of the Prudential Fund shall receive Class T shares of the Target Portfolio.

(d)    Reflects the change in shares of the Prudential Fund upon conversion into the Target Portfolio. Shareholders of the Prudential Fund would become shareholders of the Target Portfolio, receiving shares of the Target Portfolio equal to the value of their holdings in the Prudential Fund immediately prior to the Reorganization.

VOTING INFORMATION

Required Vote

Only shareholders of record of the Prudential Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 12,044,935.62 shares of the Prudential Fund issued and outstanding.

The presence in person or by proxy of the holders of one-third of all the votes of the Prudential Fund entitled to be voted at the Meeting is required to constitute a quorum of the Prudential Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a 1940 Act Majority is necessary to approve the Plan. Each shareholder of the Prudential Fund will be entitled to one vote for each full share and a fractional vote for each fractional share of the Prudential Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the Prudential Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Prudential Fund will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a 1940 Act Majority of the total number of shares of the Prudential Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the Prudential Fund, the Prudential Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Prudential Fund would only take such actions if the Prudential Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the Prudential Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Target Portfolio at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Prudential Fund. In addition, the Prudential Fund has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Prudential Fund has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $60,000. PI and/or its affiliates will pay the costs of the Reorganization, which are approximately $327,000.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the each of the Funds. Unless noted otherwise, all information is provided as of each Fund's most recent fiscal year end.

The Prudential Fund's Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The "Ownership of Fund Securities" column shows the dollar range of equity securities of the Prudential Fund beneficially owned by the portfolio manager. Information shown below is as of July 31, 2014.

Subadviser	Portfolio Managers	Registered Investment Companies ($MM)*	Other Pooled Investment Vehicles ($MM)*	Other Accounts ($MM)*	Ownership of Fund Securities
Quantitative Management Associates LLC	John P. Leib, CFA	2/$431,448,074	3/$582,620,403	7/$2,198,227,714	$50,001-$100,000
	Deborah D. Woods	2/$431,448,074	3/$582,620,403	7/$2,198,227,714	None
	Robert Leung, CFA	2/$431,448,074	3/$582,620,403	7/$2,198,227,714	None
	Stephen Courtney	2/$431,448,074	3/$582,620,403	7/$2,198,227,714	None
	Mitchell Stern, PhD	2/$582,620,402	3/$582,620,403	7/$2,198,227,714	None

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

"Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

The Target Portfolio's Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities*

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The "Ownership of Fund Securities" column shows the dollar range of equity securities of the Target Portfolio beneficially owned by the portfolio manager. Information shown below is as of September 30, 2014.

Subadviser	Portfolio Managers	Registered Investment Companies ($MM)*	Other Pooled Investment Vehicles ($MM)*	Other Accounts ($MM)*	Ownership of Fund Securities
Quantitative Management Associates LLC	Mitchell Stern, PhD	3/$702,749,514	3/$589,643,072	7/$2,174,065,168	None
	Stephen Courtney	3/$702,749,514	3/$589,643,072	7/$2,174,065,168	None
	Deborah D. Woods	3/$702,749,514	3/$589,643,072	7/$2,174,065,168	None
	Robert Leung, CFA	3/$702,749,514	3/$589,643,072	7/$2,174,065,168	None

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

"Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest.

Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Fund's investments and investments in other accounts.

QMA

COMPENSATION. QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters. In addition, a person's qualitative contributions would also be considered in determining compensation. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Target Portfolio or any other individual account managed by QMA) or the value of the assets of Target Portfolio (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA strategies are managed, and 2) business results as measured by QMA's pre-tax income.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•  Elimination of the conflict;

•  Disclosure of the conflict; or

•  Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial's policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•  Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client's portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•  Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•  Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA's investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•  Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts.QMA could have an incentive to favor accounts of affiliates over others.

•  Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•  Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•  Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA's management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA's allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA's policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA's investment strategies generally require that QMA invest its clients' assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

QMA's compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA's side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA's trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA's compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.

With respect to QMA's management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA's review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA's Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA's Affiliations

•  Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA's relationship with Prudential Financial and its other affiliates. For example, QMA's holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds for which QMA and Prudential monitor, and QMA and Prudential may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

•  The Target Portfolio may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Target Portfolio. Certain affiliated transactions are permitted in accordance with procedures adopted by the Target Portfolio and reviewed by the independent board members of the Target Portfolio.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

•  QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA's client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA's client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM's information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

•  Certain of QMA's employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA's employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

•  A portion of the long-term incentive grant of some of QMA's investment professionals will increase or decrease based on the annual performance of several of QMA's advised accounts over a defined time period. Consequently, some of QMA's portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA's fiduciary obligations, as well as with the account's investment objectives, investment strategies and restrictions. Specifically, QMA's Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA's compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

Portfolio Holdings

The Funds' portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in each Fund's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Funds' annual and semiannual reports are posted on the Funds' website at www.prudentialfunds.com. The Funds' portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Funds' first and third fiscal quarters, and may be accessed at www.sec.gov.

Each Fund generally posts on its website a detailed list of its portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month. The Funds' detailed list of portfolio holdings will generally remain available on the website for approximately one month, at which time the list will be replaced.

In addition, the Funds may also release their top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the website and will generally be available for viewing until replaced at the end of the subsequent quarter. If the Funds recently completed a repositioning of investment policies, then the Funds may publicly release one or more of the items described above in this section subject to a 15-day delay for the period from the repositioning until the timing discussed earlier in this section becomes effective.

Portfolio holdings information which appears on the Funds' website may also be made available in printed form. When authorized by the Funds' CCO and another officer of the Funds, portfolio holdings information may be disseminated more frequently or at different periods than as described above.

The Funds have entered into ongoing arrangements to make available information about the Funds' portfolio holdings. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of the Funds, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail, staleness). The request shall address whether there are any conflicts of interest between Fund shareholders and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Funds.

2.  The request shall be forwarded to the CCO of the Funds, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Funds must be executed with the recipient of the fund holdings information.

4.  An officer of the Funds shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6.  PI's Fund Administration Department shall arrange for the release of fund holdings information by the Funds' custodian bank(s).

As of the date of this Prospectus/Proxy Statement, the Funds will provide:

1.  Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

•  Full holdings on a daily basis to a Fund's subadviser(s), custodian bank, sub-custodian (if any) and accounting agents (which includes the custodian bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one subadviser, each subadviser receives holdings information only with respect to the "sleeve" or segment for which the subadviser has responsibility;

•  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2.  Analytical Service Providers

•  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;

•  Full holdings on a daily basis to Performance Explorer Limited (investment research provider for funds engaged in securities lending) at the end of each day, for certain funds;

•  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (the Trust, and selected Prudential Investments Funds only);

•  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Prudential Jennison Small Company Fund, Prudential Variable Contract Accounts -2 and -10 only);

•  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Investments Funds only);

•  Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Prudential Financial Services Fund only);

•  Full holdings on a daily basis to Markit WSO Corporation (certain operational functions)(Prudential Financial Services Fund only);

•  Full holdings on a daily basis to Investment Technology Group, Inc. (analytical service provider) (Prudential Financial Services Fund only);

•  Full holdings on a daily basis to State Street Bank and Trust Company (operations service provider) (Prudential Financial Services Fund only); and

•  Full holdings on a quarterly basis to Prudential Retirement Services / Watson Wyatt Investment Retirement Services (401(k) plan recordkeeping) approximately 30 days after the close of a Fund's fiscal quarter-end (Prudential Jennison Growth Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the CCO and PI's law department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling the Funds to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Funds, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Funds, see "Purchase, Redemption and Pricing of Fund Shares—Redemption in Kind."

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Funds' disclosure of portfolio holdings to the CCO.

There can be no assurance that the policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
The Prudential Fund	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	1,506,788 / 18.82%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept	499 Washington Blvd, 4th Fl Jersey City, NJ 07310	A	868,769 / 10.85%
	UBS Bank NA FBO Fiduciary For Tax Deferred Accts	One Security Benefit Place Topeka, KS 66636	A	594,786 / 7.43%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept	499 Washington Blvd, 4th Fl Jersey City, NJ 07310	B	59,248 / 20.80%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	44,635 / 15.67%
	Merrill Lynch, Piece, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	B	16,547 / 5.81%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	627,668 / 26.42%
	Merrill Lynch, Piece, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, FL 32246	C	245,266 / 10.32%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	C	177,272 / 7.46%
	Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller	800 Carillon Parkway St Petersburg, FL 33716	C	163,752 / 6.89%
	Morgan Stanley & Co	Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	C	159,787 / 6.72%
	LPL Financial (FBO) Customer Accounts, Attn: Mutual Funds Operations	P.O. Box 509046 San Diego, CA 92150	C	144,987 / 6.10%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept	499 Washington Blvd, 4th Fl Jersey City, NJ 07310	C	130,851 / 5.51%
	Jennison Dryden Growth Allocation Fund Attn: Ted Lockwood/Stacie Mintz	Gateway Center 2, 4th Fl Newark, NJ 07102	Q	174,993 / 41.90%
	Prudential Investment Portfolios Inc Prudential Moderate Allocation Fund Attn: Ted Lockwood/Stacie Mintz	Gateway Center 2, 4th Floor Newark, NJ 07102	Q	132,742 / 31.78%
	Jennison Dryden Conservative Allocation Attn: Ted Lockwood/Stacie Mintz	Gateway Center 2, 4th Floor Newark, NJ 07102	Q	109,356 / 26.18%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
	Sammons Financial Network LLC	4546 Corporate Dr Ste 100 Wes Des Moines, IA 50266	R	48,655 / 67.81%
	AXA Equitable FBO SA NO 65 401K Plans	500 Plaza Drive Secaucus, NJ 07094	R	22,542 / 31.42%
	Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	Z	167,346 / 18.88%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept	499 Washington Blvd, 4th Fl Jersey City, NJ 07310	Z	156,012 / 17.60%
	TIAA-CREF Trust Co Cust/TTEE FBO Retirement Plans For Which TIAA-Accts As Record keeper Attn Trust Operations	211 North Broadway, Suite 1000 St Louis, MO 63102	Z	121,047 / 13.65%
	UBS WM USA Omni Account M/F Attn Department Manager	1000 Harbor Blvd Weehawken, NJ 07086	Z	76,924 / 8.68%
	Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller	800 Carillon Parkway St Petersburg, FL 33716	Z	63,692 / 7.18%
	LPL Financial (FBO) Customer Accounts, Attn: Mutual Funds Operations	P.O. Box 509046 San Diego, CA 92150	Z	60,611 / 6.84%
	Wells Fargo Bank FBO Reliance Standard Life Ins 401(k)	1525 West WT Harris Blvd Charlotte, NC 28288	Z	50,933 / 5.74%
Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
The Target Portfolio	Pims/Prudential Retirement As Nominee For TTEE/Cust Liqui–Box Corporation	901 East Byrd Street Suite, 1105 Richmond, VA 23219	A	19,939 / 38.96%
	Emjayco FBO Citizens Bank Of Mukwonago 401K # 3 C/O Fascore LLC	8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	A	17,150 / 33.51%
	New York Life Trust Company	169 Lackawanna Ave Parsippany, NJ 07054	A	9,838 / 19.22%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept	499 Washington Blvd 4th Floor Jersey City, NJ 07310	A	3,018 / 5.90%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
	Pims/Prudential Retirement As Nominee For TTEE/Cust MidMichigan Health 403(B)	4000 Wellness Dr Midland, MI 48670	Q	366,338 / 61.10%
	Pims/Prudential Retirement As Nominee For TTEE/Cust Eligible Deferred Comp Plan	901 N Porter Norman, OK 73071	Q	83,201 / 13.88%
	Pims/Prudential Retirement As Nominee For TTEE/Cust Norman Regional Health System	901 N Porter Norman, OK 73071	Q	49,918 / 8.33%
	Pims/Prudential Retirement As Nominee For TTEE/Cust MidMichigan Health 403(B)	4000 Wellness Dr Midland, MI 48670	Q	43,446 / 7.25%
	Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA	280 Trumbull St Hartford, CT 06103	R	4,688,729 / 77.07%
	Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan	100 Magellan Way # KW1C Covington, KY 41015	R	309,784 / 5.09%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept	499 Washington Blvd 4th Floor Jersey City, NJ 07310	T	20,996,650 / 26.93%
	Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan	100 Magellan Way # KW1C Covington, KY 41015	T	11,595,089 / 14.87%
	Mori & Co C/O Commerce Bank	922 Walnut, TBTS-2 Kansas City, MO 64106	T	5,448,993 / 6.99%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

**  As record holder for other beneficial owners.

As of the Record Date, the officers and Trustees of PIP5, as a group, beneficially owned less than 1% of the outstanding voting shares of the Prudential Fund.

As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of the Target Portfolio.

ADDITIONAL INFORMATION

The Target Portfolio is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Target Portfolio is contained in its prospectus dated September 25, 2014, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in its SAI, dated September 25, 2014, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Target Portfolio's Annual Report to Shareholders for the fiscal year ended July 31, 2014 is enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to the Target Portfolio at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The Target Portfolio files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC's Public

Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law relating to the validity of shares of the Target Portfolio to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Target Portfolio.

Independent Registered Public Accounting Firm

The audited financial statements of the Prudential Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders of the Prudential Fund for the fiscal year ended July 31, 2014 (File No. 811- 09439).

The audited financial statements of the Target Portfolio, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders of the Target Portfolio for the fiscal year ended July 31, 2014 (File No. 811- 07064).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Prudential Fund, c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither PIP5 nor the Trust is required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of Trustees is not required to be acted upon under the 1940 Act. PIP5's Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or PIP5's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of that Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Trustees of PIP5 intends to bring before the Meeting the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of PIP5 by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).
B	Prospectus for the Target Portfolio, dated September 25, 2014 (enclosed).
C	The Target Portfolio's Annual Report to Shareholders for the fiscal year ended July 31, 2014 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this      day of        , 2015, by and between The Target Portfolio Trust (the "Trust"), a statutory trust organized under the laws of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on behalf of its series, Target Small Capitalization Value Portfolio (the "Acquiring Fund"), and Prudential Investment Portfolios 5 ("PIP 5"), a statutory trust organized under the laws of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of its series Prudential Small Cap Value Fund (the "Acquired Fund"). Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the "Funds" and each a "Fund."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by PIP 5, on behalf of the Acquired Fund, and by the Trust, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, PIP 5, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Trust, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund's liabilities. PIP 5, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations , warranties and covenants contained herein, the Trust, on behalf of the Acquiring Fund, shall at the Closing deliver to PIP 5, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the "Acquiring Fund Shares") determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b), except that the shareholders of the Class B shares of the Acquired Fund shall receive Class A shares of the Acquiring Fund and shareholders of the Class Z shares of the Acquired Fund shall receive Class T shares of the Acquiring Fund. Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that PIP 5 agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Trustees shall dissolve the Acquired Fund and PIP 5, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by PIP 5 on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, provided that Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund and Class Z shareholders of the Acquired Fund will receive Class T shares of the Acquiring Fund, and then PIP 5 shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Trust shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of PIP 5 with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Trust's transfer agent. Acquiring Fund Shares will be issued in the manner described in Trust's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures (the "Valuation Procedures") set forth in PIP 5's Agreement and Declaration of Trust (the "Agreement and Declaration of Trust") and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Trust's Charter and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures. The Funds utilize the same Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be                , 2015, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Trust or at such other place as the parties may agree. PIP 5, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund's Net Assets to be transferred to the account of the Trust, for the benefit of the Acquiring Fund, at the Trust's Custodian, The Bank of New York Mellon. Also, PIP 5, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Trust, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of PIP 5, for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to PIP 5, on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as PIP 5, on behalf of the

Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by PIP 5, on behalf of the Acquired Fund, to the Trust for the benefit of the Acquiring Fund.

PIP 5, on behalf of the Acquired Fund, makes the following representations and warranties to the Trust:

(a)  The Acquired Fund is a series of PIP 5, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. PIP 5 is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Agreement and Declaration of Trust of PIP 5.

(b)  The financial statements appearing in PIP 5's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended July 31, 2014, incorporated by reference into the SAI, (copies of which have been furnished to the Trust) have been audited by KPMG LLP, and fairly present in all material respects, the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquired Fund's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended January 31, 2015 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(d)  PIP 5 has the necessary statutory trust power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Acquired Fund is not a party to or obligated under any provision of PIP 5's Agreement and Declaration of Trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Trust, on behalf of the Acquiring Fund, to PIP 5 for the benefit of the Acquired Fund.

The Trust, on behalf of the Acquiring Fund, makes the following representations and warranties to PIP 5:

(a)  The Acquiring Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the agreement and declaration of trust of the Trust as a separate series of the Trust.

(b)  The Acquiring Fund is authorized to issue an unlimited number of shares of common stock, par value $0.001 per share, of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Trust's agreement and declaration of trust and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The audited financial statements appearing in the Acquiring Fund's Annual Report to Shareholders of the Acquiring Fund for the period ended July 31, 2014, incorporated by reference into the SAI, (copies of which were furnished to the Acquiring Fund) have been audited by KPMG LLP and fairly present in all material respects, the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquired Fund's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended March 31, 2015 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Trust has the necessary statutory trust power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of the Trust's agreement and declaration of trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by PIP 5, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by PIP 5, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

PIP 5, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of PIP 5 and the Board of Trustees of the Trust and this Plan constitutes a valid and binding obligation enforceable against PIP 5 and the Trust in accordance with its terms.

(f)  PIP 5 and the Trust anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of PIP 5, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

(a)  PIP 5 intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Trust intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  PIP 5 does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  PIP 5 intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  PIP 5 and the Trust intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, PIP 5 intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  PIP 5 intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Trust, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  PIP 5 intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  PIP 5, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Trust, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Trust, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by PIP 5, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as PIP 5 may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by PIP 5, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of PIP 5 and the Trust shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of PIP 5, on behalf of the Acquired Fund, and the Board of Trustees of the Trust, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either PIP 5's or the Trust's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  PIP 5 shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its agreement and declaration of trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquiring Fund as described in the current prospectus of the Acquiring Fund;

(2)  This Plan has been duly authorized and executed by the Trust, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Trust, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by PIP 5, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Trust and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Delaware law to govern this Plan;

(3)  When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Trust's agreement and declaration of trust, its Bylaws and Delaware law to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Trust, on behalf of the Acquiring Fund, of its obligations hereunder will not, violate any provision of (a) the Trust's agreement and declaration of trust or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each as defined in the Trust's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Trust, on behalf of the Acquiring Fund, under the laws of the State of Delaware for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as may be required under state securities laws;

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(g)  The Trust, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to PIP 5, dated as of the Closing Date, to the effect that:

(1)  PIP 5 is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized and executed by PIP 5, on behalf of the Acquired Fund;

(3)  All actions required to be taken by PIP 5 to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of PIP 5, on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by PIP 5, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) the Trust's agreement and declaration of trust or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each as defined in PIP 5's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by PIP 5, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, such counsel knows of no litigation or government proceeding instituted against PIP 5 or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of PIP 5 with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of PIP 5.

(h)  The Trust with respect to the Acquiring Fund and PIP 5 with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Trust and PIP 5, in form and substance satisfactory to the Trust and PIP 5, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund's taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund;

(3)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan, (except for certain adjustments that may be required to be made solely as a result of the close of the Prudential Fund's taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Prudential Fund);

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided , that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes; and

(8)  In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund's taxable year or on which gain was recognized on the transfer to the Acquiring Fund).

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust and/or PIP 5 with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Trust and PIP 5 represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either PIP 5 or the Trust by resolution of the Board of Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of PIP 5, the Acquired Fund, the Trust or the Acquiring Fund, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of PIP 5, the Acquired Fund, the Trust, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund, PIP 5 or the Trust against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund's or the Acquiring Fund's shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of PIP 5, on behalf of the Acquired Fund, or the Board of Trustees of the Trust, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless PIP 5, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of PIP 5 and the Trust acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of PIP 5 and the Trust hereunder, and in particular that none of the assets of either PIP 5 or the Trust, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of PIP 5, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by PIP 5, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of PIP 5, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to PIP 5 at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, The Target Portfolio Trust on behalf of Target Small Capitalization Value Portfolio and Prudential Investment Portfolios 5 on behalf of Prudential Small Cap Value Fund have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

THE TARGET PORTFOLIO TRUST ON BEHALF OF TARGET SMALL CAPITALIZATION VALUE PORTFOLIO
Attest: ______________________________________	By: ______________________________________ Name: Title:
PRUDENTIAL INVESTMENT PORTFOLIOS 5 ON BEHALF OF PRUDENTIAL SMALL CAP VALUE FUND
Attest: ______________________________________	By: ______________________________________ Name: Title:

Exhibit B

PROSPECTUS DATED SEPTEMBER 25, 2014

The Prospectus for the Target Portfolio dated September 25, 2014 is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED JULY 31, 2014

The Annual Report to Shareholders for the Target Portfolio for the fiscal year ended July 31, 2014, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

Proposal
Notice of Special Meeting of Shareholders
1	Prospectus/Proxy Statement
2	Summary
4	Comparison of Important Features
4	The Investment Objectives, Policies and Principal Risks of the Funds
4	Comparison of Investment Policies
8	Comparison of Other Policies
11	Investment Restrictions
18	Federal Income Tax Considerations
18	Comparison of Organizational Structures
21	Management of the Funds
24	Distribution Plan
24	Valuation
27	Frequent Purchases and Redemptions of Fund Shares
28	Purchases, Redemptions, Exchanges and Distributions
29	Purchase, Redemption and Exchange Information for Class C Shares of the Target Portfolio
31	Tax Information
32	Fees and Expenses
32	Shareholder Fees and Operating Expenses
37	Expense Examples
39	Performance of the Funds
41	Reasons for the Reorganization
42	Information About the Reorganization
42	Closing
43	Expenses Resulting from the Reorganization
43	Certain Federal Tax Consequences of the Reorganization
44	Characteristics of the Target Trust Shares
45	Capitalization
46	Voting Information
46	Required Vote
47	How to Vote
47	Revocation of Proxies
48	Solicitation of Voting Instructions
48	Additional Information About the Portfolio Managers and Portfolio Holdings
48	Portfolio Managers
49	Additional Information about the Portfolio Managers—Compensation and Conflicts of Interest
53	Portfolio Holdings
55	Principal Holders of Shares
59	Additional Information
59	Miscellaneous
59	Shareholder Proposals
60	Exhibits to Prospectus/Proxy Statement
A-1	Exhibit A—Form of Plan of Reorganization (attached)
B-1	Exhibit B—Prospectus dated September 25, 2014 (enclosed)
C-1	Exhibit C—Annual Report for the fiscal year ended July 31, 2014 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

TARGET SMALL CAPITALIZATION VALUE PORTFOLIO,

a series of The Target Portfolio Trust

Dated February 18, 2015

Acquisition of the Net Assets of

Prudential Small Cap Value Fund, a series of Prudential Investment Portfolios 5 by and in exchange for shares of the

Target Small Capitalization Value Portfolio, a series of The Target Portfolio Trust

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of Prudential Small Cap Value Fund (the “Prudential Fund”), a series of Prudential Investment Portfolios (“PIP5”), and the assumption of the liabilities of the Prudential Fund by Target Small Capitalization Value Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”) in exchange for shares of the Target Portfolio (the “Reorganization”).

This SAI consists of this Cover Page and the Target Portfolio’s SAI dated September 25, 2014 and pro forma financial information relating to the Prudential Fund and the Target Portfolio after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February 18, 2015 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Target Portfolio at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Prudential Fund and the Target Portfolio, other materials incorporated by reference herein, and other information regarding the Prudential Fund, PIP5, the Target Portfolio and the Trust.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2
Pro Forma Financial Information	F-1

SAI INCORPORATION BY REFERENCE

The SAI of the Target Portfolio, dated September 25, 2014, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

PRO FORMA FINANCIAL INFORMATION

The intent of the Reorganization is for the Prudential Fund to transfer substantially all of its assets to the Target Portfolio, and for the Target Portfolio to assume substantially all of the liabilities of the Prudential Fund.  The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund”. The unaudited pro forma information set forth below for the 12-month period ended July 31, 2014 is intended to present ratios and supplemental data as if the Reorganization had been consummated at July 31, 2014.  Such unaudited pro forma information should be read in conjunction with the Prudential Fund’s Annual Report to Shareholders dated July 31, 2014 and the Target Portfolio’s Annual Report to Shareholders dated July 31, 2014, each of which is on file with the SEC and is available at no charge.

As of July 31, 2014, the net assets of: (i) the Prudential Fund were approximately $205 million; and (ii) the Target Portfolio were approximately $1,925 million. The pro forma net assets of the Combined Fund as of July 31, 2014 would have been approximately $2,130 million.

The Funds have the same custodian, transfer agent and shareholder servicing agent, and sub-transfer agent. Each of these service providers has entered into an agreement with the Manager, on behalf of each Fund, which governs the provision of services to the Fund. Such agreements contain the same terms with respect to each Fund.

The Prudential Fund and the Target Portfolio are both managed by Prudential Investments LLC (“PI”). For ease of reference and clarity of presentation, the term “Manager” is used throughout this SAI to refer to PI as it relates to the Prudential Fund and the Target Portfolio. The subadviser to the Prudential Fund is Quantitative Management Associates LLC (“QMA”), an affiliate PI.  As of July 31, 2014, the subadvisers of the Target Portfolio were NFJ Investment Group LLC, EARNEST Partners, LLC, Lee Munder Capital Group LLC, J.P. Morgan Investment Management, Inc., Sterling Capital Management LLC (effective January 21, 2014) and Vaughan Nelson Investment Management, L.P. Effective January 15, 2015, the Target Portfolio was repositioned to be solely subadvised by QMA.

The contractual investment management fee rate of the Prudential Fund is: 0.70% of average daily net assets.  PI had contractually agreed to waive up to 0.15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed 0.94% of the Prudential Fund’s average daily net assets of the Prudential Fund.  The Target Portfolio’s contractual investment management fee rate is 0.60% of average daily net assets as of July 31, 2014.  Based on the repositioning of QMA as the subadviser of the Target Portfolio (the “Repositioning”),the new contractual management fee rate would be 0.60% up to $2 billion of average daily net assets and 0.575% over $2 billion of average daily net assets, effective January 15, 2015. PI proposes to enter into an agreement that would waive up to 0.01% of the Target Portfolio’s average daily net assets from the consummation of the Reorganization (described in more detail below) through November 30, 2016, to the extent that the Target Portfolio’s net annual operating expenses and acquired fund fees and expenses (exclusive of taxes, interest, distribution (12b-l) fees and certain extraordinary expenses) exceed 0.68% of the Target Portfolio’s average daily net assets on an annualized basis.

During the 12-month period ended July 31, 2014, the Prudential Fund paid gross investment management fees of $1,440,374 and net investment management fees of $1,226,270 to the Manager.  During the 12-month period ended July 31, 2014, the Target Portfolio paid gross investment management fees of $11,093,586 to the Manager.  Assuming that both the Repositioning and Reorganization had been consummated as of July 31, 2014 and taking into consideration the current and proposed fee structure of each Fund as of July 31, 2014, the Combined Fund would have paid gross investment management fees of $12,314,822 and net investment management fees of $12,124,786 to the Manager.  The effective investment management fee paid by shareholders of the Prudential Fund for the Combined Portfolio, based on assets under management as of July 31, 2014, would be the same as the effective investment management fee paid by shareholders of the Prudential Fund.

PIMS serves as the principal underwriter and distributor for both Funds.  PIP5 and the Trust each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Q, Class T and Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Prudential Fund’s average daily net assets attributable to Class A shares

Class B	1.00% of the Prudential Fund’s average daily net assets attributable to Class B shares

Class C	1.00% of the Prudential Fund’s average daily net assets attributable to Class C shares

Class Q	None

Class R	0.75% of the Funds’ average daily net assets attributable to Class R shares

F-1

Class T/Class Z	None

• PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of average daily net assets of the Target Portfolio and the Prudential Fund through November 30, 2016.

• PIMS has contractually agreed to reduce its distribution and services (12b-1) fees for Class R shares to 0.50% of average daily net assets of the Target Portfolio and the Prudential Fund through November 30, 2016.

• Class Q, Class Z and Class T shares are not subject to any distribution or service fees.

• The Prudential Fund does not offer Class T shares; the Target Portfolio does not currently offer Class B shares or Class Z shares.  As part of the Reorganization, Class C shares will be created for the Target Portfolio in order to accommodate the Class C shareholders of the Prudential Fund who will become shareholders of the Target Portfolio.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

For the 12-month period ended July 31, 2014, the Prudential Fund paid 12b-1 fees of $415,879 for Class A shares, $57,788 for Class B shares, $374,001 for Class C shares, $1,812 for Class R shares (net of contractual Class R 12b-1 fee waiver*) and $315 for Class X shares which no longer had shares outstanding as of April 11, 2014.  The Target Portfolio Class A shares paid 12b-1 fees of $ 13 (net of contractual Class A 12b-1 fee waiver*) and Class R shares $644,504 (net of contractual Class R 12b-1 fee waiver*).  Assuming the Reorganization had been consummated as of July 31, 2014 and taking into consideration the current fee structure of the Target Portfolio as of July 31, 2014, in a 12-month period the Combined Fund would have paid 12b-1 fees of $361,042 for Class A shares (net of contractual Class A 12b-1 fee waiver*), $374,001 for Class C shares and $645,322 for Class R shares (net of contractual Class R 12b-1 fee waiver*).

During the 12-month period ended July 31, 2014, the Prudential Fund paid approximately $708,000 in other expenses. During that same time period, the Target Portfolio paid approximately $1,526,000 in other expenses.  Assuming the Reorganization had been consummated as of July 31, 2014 and taking into consideration the proposed fee structure of each Fund as of July 31, 2014, the Combined Fund would have paid approximately $2,053,000 in other expenses.

On a pro forma basis for the year ended July 31, 2014, the proposed Reorganization would have resulted in a decrease of approximately $195,000 in the net investment management fees paid by the Combined Fund and a decrease in other operating expenses for the Combined Fund of approximately $181,000, for an aggregate impact to pro forma fund expenses of approximately 0.02% decrease in expenses.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with the Internal Revenue Code of 1986, as amended.  The performance history of the Prudential Fund will terminate upon the completion of the Reorganization.

The Reorganization will be tax-free for U.S. federal income tax purposes. This means that no gain or loss will be recognized by the Prudential Fund or its shareholders as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Prudential Fund’s holdings. The aggregate tax basis of the Target Portfolio shares received by the shareholders of the Prudential Fund in connection with the Reorganization will be the same as the aggregate tax basis of the Prudential Fund shares held immediately before the Reorganization.

The printing and mailing cost for this proxy statement will be paid by the Manager.

*Net of contractual 12b-1 fee waiver for Class R of $906 for the Prudential Fund, Class A of $3 and Class R of $322,253 for the Target Portfolio and Class A of $72,208 and Class R of $322,661 for the Combined Fund.

F-2